UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2015

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

and

2300 N.E. Brookwood Parkway, Hillsboro, Oregon 97124

(Address of principal executive offices)

(Zip Code)

(336) 664-1233 and (503) 615-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Effective January 1, 2015, pursuant to the Agreement and Plan of Merger and Reorganization made and entered into as of February 22, 2014, as amended on July 15, 2014 (the “Merger Agreement”), by and among TriQuint Semiconductor, Inc. (“TriQuint”), RF Micro Devices, Inc. (“RFMD”) and Qorvo, Inc. (f/k/a Rocky Holding, Inc.) (“Qorvo”), following the completion of the mergers contemplated thereby (the “Mergers”), each of TriQuint and RFMD became wholly owned subsidiaries of Qorvo.

Item 2.01. Completion of Acquisition or Disposition of Assets

Pursuant to the terms of the Merger Agreement, at the effective time of the merger of Trident Merger Sub, Inc. with and into TriQuint (such merger being the “TriQuint Merger” and such time being the “TriQuint Merger Effective Time”), by virtue of the TriQuint Merger and without any action on the part of any stockholder, each share of common stock of TriQuint, par value $0.001 per share (“TriQuint Common Stock”), was converted into the right to receive 0.4187 of a share of Qorvo common stock, par value $0.0001 per share, of Qorvo (“Qorvo Common Stock”) (the exchange ratio of one share of TriQuint Common Stock for 0.4187 of a share of Qorvo Common Stock, the “TriQuint Exchange Ratio”). Upon the TriQuint Effective Time, holders of TriQuint Common Stock immediately prior to the TriQuint Effective Time ceased to have any rights as stockholders of TriQuint (other than their right to receive the merger consideration). The Merger Agreement provided that, at the TriQuint Merger Effective Time, all TriQuint equity awards as of immediately prior to the TriQuint Effective Time were to be assumed by Qorvo, except that such equity awards as were exercisable for or may be settled in shares of TriQuint Common Stock will become exercisable for or able to be settled in shares of Qorvo Common Stock based on the TriQuint Exchange Ratio.

The issuance of Qorvo Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Qorvo’s registration statement on Form S–4 (File No. 333–195236) (the “Joint Proxy Statement/Prospectus”), filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 30, 2014. The Qorvo Common Stock will trade on the NASDAQ Global Select Market under the ticker symbol “QRVO”.

The foregoing description of the Mergers and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Trading in shares of TriQuint Common Stock on the NASDAQ Global Select Market has been halted. As a result of the Mergers, a Form 25 has been filed with the SEC to request the removal of TriQuint Common Stock from listing and registration on the NASDAQ Global Select Market and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03. Material Modification to Rights of Security Holders

The information contained in Item 2.01 and Item 5.03 is incorporated into this Item 3.03 by reference.

Item 5.01. Changes in Control of Registrant

As a result of the Mergers, a change of control of TriQuint occurred and TriQuint became a wholly owned subsidiary of Qorvo.

The information contained in Item 2.01 is incorporated into this Item 5.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the TriQuint Merger Effective Time, all of the former members of TriQuint’s Board of Directors resigned from their directorships and any committees of which they were a member. These resignations were not a result of any disagreements between TriQuint and the directors on any matter relating to TriQuint’s operations, policies or practices. Also upon completion of the TriQuint Merger, each of the principal executive officer, principal financial officer, and named executive officers of TriQuint has ceased to hold his or her respective position with TriQuint.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 1, 2015, in connection with the Mergers, TriQuint’s certificate of incorporation was amended and restated in its entirety. In addition, on January 1, 2015, TriQuint’s bylaws were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of TriQuint are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

As a result of the Mergers, TriQuint’s fiscal year end has changed to the Saturday closest to March 31, which is the fiscal year end for Qorvo. TriQuint’s 2015 fiscal year will end on March 28, 2015, and its 2016 fiscal year will end on April 2, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated herein by reference to the corresponding exhibit to TriQuint’s Current Report on Form 8-K filed with the SEC on February 24, 2014).

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated herein by reference to Exhibit 2.1 to TriQuint’s Current Report on Form 8-K filed with the SEC on July 16, 2014).

3.1	Amended and Restated Certificate of Incorporation of TriQuint Semiconductor, Inc.

3.2	Amended and Restated Bylaws of TriQuint Semiconductor, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2015

TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Robert A. Bruggeworth
Robert A. Bruggeworth
President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated February 22, 2014, by and among TriQuint Semiconductor, Inc., RF Micro Devices, Inc. and Rocky Holding, Inc. (incorporated herein by reference to the corresponding exhibit to TriQuint’s Current Report on Form 8-K filed with the SEC on February 24, 2014).

2.2	First Amendment to Agreement and Plan of Merger and Reorganization, dated July 15, 2014, by and among RF Micro Devices, Inc., TriQuint Semiconductor, Inc. and Rocky Holding, Inc. (incorporated herein by reference to Exhibit 2.1 to TriQuint’s Current Report on Form 8-K filed with the SEC on July 16, 2014).

3.1	Amended and Restated Certificate of Incorporation of TriQuint Semiconductor, Inc.

3.2	Amended and Restated Bylaws of TriQuint Semiconductor, Inc.